Prospectus of

MUTUAL OF AMERICA INVESTMENT CORPORATION

MID-TERM BOND FUND

May 1, 2006

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

Mutual of America Investment Corporation (the “Investment Company”) is a mutual fund. It currently has these fifteen funds:

•	Equity Index Fund

•	All America Fund

•	Mid-Cap Equity Index Fund

•	Aggressive Equity Fund

•	Small Cap Growth Fund

•	Small Cap Value Fund

•	Mid Cap Value Fund

•	Composite Fund

•	Bond Fund

•	Mid-Term Bond Fund

•	Short-Term Bond Fund

•	Money Market Fund

•	Aggressive Allocation Fund

•	Moderate Allocation Fund

•	Conservative Allocation Fund

The funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company (the Insurance Company). Separate Accounts of the Insurance Company purchase fund shares.

This Prospectus has information a contractholder or policyowner should know before making allocations or transfers to the Separate Account Funds that invest in shares of the Mid-Term Bond Fund (the “Fund”). You should read this Prospectus carefully and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2006

SUMMARY OF HOW THE FUND INVESTS

Each fund of the Investment Company has its own investment objective and tries to achieve its objective with certain investment strategies. The funds’ different investment strategies will affect the return of the funds and the risks of investing in each fund.

The Fund may not achieve its objective. An investment in the Fund could decline in value and you could lose money by investing in the Fund. The Fund sells its shares to separate accounts of Mutual of America Life Insurance Company and does not offer them for sale to the general public.

Below is a summary of the Fund’s investment objective, principal investment strategies, and principal risks for investing in the Fund.

Objective. The Fund seeks current income, with preservation of shareholders’ capital a secondary objective. The Fund’s securities holdings will have an average maturity of three to seven years.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities.

•	The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•	The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency securities, zero coupon securities or securities rated BBB or higher.

•	The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks. An investment in the Bond Fund is subject to market risk (including from interest rate changes) and credit risk. See below. Lower rated investment-grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. In the event that the Fund invests in foreign securities, foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

Market risk for investments in the Fund includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, with the amount of the decline greater for securities with longer terms to maturity. Investment grade debt securities with lower ratings (such as BBB) may be subject to a greater market risk than higher rated debt securities. Below investment-grade securities (rated below BBB) are subject to greater market risk than investment grade debt securities. Zero coupon securities may be subject to a greater market risk than securities that pay interest on a regular basis.

Credit risk for investments in the Fund refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower generally have more credit risk than higher-rated securities.

Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities. Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for the Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

Annual Total Returns

The bar chart below shows the annual return of the Fund for the past ten years. The chart indicates the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year during the period, but the Fund’s past performance does not necessarily indicate how it will perform in the future. You also may refer to “Average Annual Total Returns” below.

Below the chart is the Fund’s highest total return for any calendar quarter during the period covered by the chart, called the best quarter return, and the Fund’s lowest total return for any calendar quarter during the period covered, called the worst quarter return. These returns are an indication of the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Mid-Term Bond Fund:
** GRAPHIC **

Best quarter return: 4.79% during first quarter 2001

Worst quarter return: (2.87%) during second quarter 2004

Average Annual Total Returns (for periods ended December 31, 2005)

The table below shows the average annual total returns of the for the past one, five and ten years, and the return for the period of the Fund’s operations.

The table indicates the risks of investing in the Fund by comparing, for the same periods, the Fund’s returns to those of a broad-based, unmanaged index. The Fund’s past performance does not necessarily indicate how it will perform in the future.

The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years	For Life of Fund*
Mid-Term Bond Fund	0.77%	5.10%	4.92%	5.60%
Citigroup 3–7 Year Bond Index(1)	1.00%	5.91%	6.09%	7.31%

*	The Fund commenced operations on February 5, 1993.

(1)	The Citigroup Bond Index (formerly known as the Salomon Brothers Government/Corporate Bond Index), for 3–7 years, is the portion of the Citigroup Broad Investment-Grade Bond Index for the maturities indicated. The Citigroup Broad Investment-Grade Bond Index includes Treasury, Agency, mortgage and corporate bonds with maturities of one year or longer.

Annual Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund, based on the Fund’s fees as of May 1, 2006 and the Fund’s actual expenses incurred (before reimbursement) during 2005*. Please read the footnotes to the table which explain why the fees and expenses commencing May 1, 2006 may be different than the fees and expenses during 2005. Annual operating expenses are shown as a percentage of average net assets. The expenses shown do not include Separate Account expenses for variable annuity and variable universal life contracts; costs would be higher if such expenses were included.

Mid-Term Bond Fund
Shareholder Fees	none
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees**	.40%
Other Expenses	.16
Total Annual Fund Operating Expenses*	.56%

*	The expense information has been restated to reflect fees effective as of May 1, 2006, as if they had been in effect during the year ended December 31, 2005 (i.e. as if the operating expense reimbursement were not in effect and the reduced investment management fees, both described below, were in effect). The Adviser had contractually agreed beginning as of January 1, 2003 to limit the Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. See “Management of the Funds — The Adviser”. This contractual obligation remained in effect for the year ended December 31, 2005. On December 30, 2005, the Adviser provided written notice to the Investment Company, in accordance with the terms of the agreement, that it elected to terminate the expense reimbursement, effective at midnight on April 30, 2006. As of May 1, 2006, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses.

**	The management fees in the chart above have been rounded to the second decimal place. Effective May 1, 2006, the Adviser’s management fees are reduced to .40%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Variable insurance and annuity Separate Account contract charges are not included and if such fees were included your costs would be higher than as shown. The Example assumes for the Fund that:

•	you make an investment of $10,000,

•	you have a 5% annual return on your investment,

•	all dividends and distributions are reinvested, and

•	you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Term Bond Fund(1)	$57	$181	$317	$722

(1)	The expenses used in the Example are those shown in the Annual Fees and Expenses table above The expenses shown above are also based on the based on the Adviser’s investment management fees, as reduced, effective May 1, 2006 and do not include reimbursement of expenses by the Adviser. Details about the termination of expense reimbursement and the reduced investment management fees are set forth in the footnotes to the Annual Fees and Expenses table above.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2006. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2006.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the funds of the Investment Company. The Adviser is a registered investment adviser which has managed the assets of Mutual of America Life Insurance Company and the funds of the Investment Company since 1993. The Adviser had total assets under management of approximately $9.0 billion at December 31, 2005, including $2.7 billion for the Investment Company. As Adviser, Capital Management:

•	places orders for the purchase and sale of securities,

•	engages in securities research,

•	makes recommendations to and reports to the Investment Company’s Board of Directors,

•	supplies administrative, accounting and recordkeeping services for the funds, and

•	provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from the Fund at an annual rate of .40% of the Fund’s net assets, calculated as a daily charge.

The Adviser had contractually agreed beginning as of January 1, 2003 to limit each fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation remained in effect through April 30, 2006. On December 30, 2005, the Adviser provided written notice to the Investment Company, in accordance with the terms of the agreement, that it elected to terminate the expense reimbursement, effective at midnight on April 30, 2006. As of May 1, 2006, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses.

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Fund’s investment portfolios are listed below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Investment Company.

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Fund and the Short-Term Bond Fund since their inception in 1993. Mr. Heiskell has more than 31 years of experience in selecting securities for, and managing, fixed-income portfolios.

Gary P. Wetterau, Executive Vice President of the Adviser, is responsible for managing the mortgage backed segment of each Fund. Mr. Wetterau joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 16 years of experience in selecting securities for, and managing, fixed income portfolios.

DETAILS ABOUT HOW THE FUND INVESTS AND RELATED RISKS

Below is a discussion of the strategies the Fund currently follows to seek to achieve its investment objective. Since the Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days’ notice to shareholders. See also Summary of How The Fund Invesst, above.

Investment Objectives and Strategies

The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders’ capital. The average maturity of the Fund’s securities holdings will be between three and seven years.

The Fund invests at least 80% of its assets in investment-grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

•	The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•	The percentage of the Fund’s portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser’s assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

•	At December 31, 2005, the Fund’s net assets were invested approximately 65% in U.S. Government and U.S. Government agency securities, 34% in corporate debt securities and 1% in short-term debt securities. At that date, the Fund had approximately 84% of its net assets in obligations rated AAA–A, 13% in corporate obligations rated BBB, 2% in obligations rated below investment grade and 1% in unrated short-term debt securities.

The Adviser uses a “bottom-up” approach in selecting securities for the Fund. Bottom-up investing means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

Its approach generally is to purchase securities for income. In selecting an individual security, the Adviser reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security in the Fund’s portfolio that the Adviser considers to have become overvalued relative to alternative investments.

Risks of Investing in the Fund

When you invest in a bond fund like the Fund, you should consider that:

•	The Fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

•	The investment results for the Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests and the portion of the Fund invested in debt securities.

•	The investment results for the Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by the Fund’s investment adviser will impact the Fund’s performance.

•	Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

•	Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

•	In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

•	Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than other securities with comparable maturities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

•	Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

•	The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the principal investment strategies used by the Fund and additional investment strategies the Fund may use from time to time.

Options and Futures Contracts

Investment Strategies. The Fund may purchase and sell put and call options contracts, futures contracts and options on futures contracts. The contracts relate to fixed-income securities (including U.S. Government and agency securities. All contracts must relate to U.S. issuers.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. The Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. The Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

The Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

•	When the Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•	When the Fund projects an increase in the cost of fixed-income securities to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to the Fund in options and futures transactions include:

•	The securities held in the Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•	When purchasing an option, the Fund may lose the entire amount of the premium plus transaction costs.

•	If the Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes

The Fund may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

Risks from Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for the Fund to resell during periods of interest rate changes in the market place than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods the Fund may lose more if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (C MOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), and participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

•	A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.

•	An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive expected levels of payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.

•	Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

Disclosure of Portfolio Securities Information

A description of the Investment Company’s policies and procedures with respect to the disclosure of the Investment Company’s portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information.

INFORMATION ABOUT FUND SHARES

Pricing of Fund Shares

The purchase or redemption price of a Fund share is equal to its net asset value (“NAV”) that we next calculate after we receive the purchase or redemption order. Orders received by the Separate Account sponsor on a business day prior to the close of regular trading on The New York Stock Exchange and communicated to the Fund or its Transfer Agent prior to 9:00 a.m. Eastern Time on the following business day will be effected at the NAV determined on the business day when the order was received by the Separate Account. The Fund’s net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates the Fund’s net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier.

In determining the Fund’s net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

If there are any debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from this source manually. In the unusual event that FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company’s Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the Pricing Unit disagrees with the primary and secondary pricing sources price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or on the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place, the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchase of Shares

The Investment Company offers shares in the funds only to Mutual of America Life Insurance Company (“the Insurance Company”), without sales charge, for allocation to its Separate Accounts. Acceptance by the Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding fund of the Investment Company. In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Redemption of Shares

The Investment Company redeems all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding fund of the Investment Company.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company funds are offered only to the Separate Accounts of the Insurance Company and solely with respect to its variable life insurance and annuity contracts (“contracts”). The purpose of the contracts that invest in the Investment Company funds is to assist with the accumulation of long term retirement savings. These contracts are not intended to provide contractowners and participants with a means to engage in market timing through frequent transfers of their account balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Such transfer practices may cause harm to the investment performance of the Fund if transfers involve amounts which are substantial when compared to the fund’s total net assets under management.

The Insurance Company has the exclusive relationship with the individual contractholders and, as such, aggregates all daily purchase and redemption orders received from all contractholders and participants under the contracts into a net purchase or redemption order for shares of the funds offered by the Investment Company. Accordingly, the Investment Company does not have access to the records or identities of individual contractholders or participants of the Insurance Company and may not be aware of any individual contractholder or participant who may be engaging in excessive frequent transfers. There can be no assurance that frequent transfers in the Funds will not occur.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the aggregate net daily purchase or redemption activity of each fund to make a determination, in its opinion, as to whether such aggregate net trading activity could have an adverse impact on a fund’s investment performance. The Investment Company periodically meets with the Insurance Company to discuss any factors that may be materially impacting investment performance of the funds, including excessive frequent transfer activity, if any. The Investment Company also periodically requests a description of the procedures and controls in place at the Insurance Company to identify any excessive frequent transfer activity together with a report on whether such activity, if any, might be having an adverse effect on the investment performance of the funds.

In this regard, the Investment Company seeks to work with the Insurance Company to discourage contractholders and participants from engaging in excessive frequent transfers which could harm the funds’ investment performance. The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee. There may be legal and technological limitations on the ability of the Insurance Company to impose restrictions or limitations on the transfer practices of its contractholders and participants. Consequently, the Investment Company’s ability to monitor and discourage frequent transfer practices in a fund may be limited. If not detected, frequent transfer practices may harm the investment performance of a fund.

If in the Investment Company’s opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a fund’s investment performance, the Investment Company will request that the Insurance Company take such actions as are appropriate to cause the activity to cease. If the Insurance Company, after consultation in such circumstances, does not take reasonable steps to substantially eliminate such activity by its contractholders, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company’s opinion, may adversely affect a fund’s investment performance. This policy will be applied on a uniform basis.

The Investment Company has no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. The Investment Company does not accomodate frequent purchases and redemptions of fund shares which may adversely affect a fund’s investment performance.

Dividends, Capital Gains Distributions and Taxes

For the Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund’s net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the Fund.

The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

The Insurance Company, through the Separate Accounts, is the shareholder of the Investment Company’s funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company’s shares.

A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each of the four years ended December 31, 2005 has been audited by KPMG LLP, whose report, along with the Investment Company’s financial statements, are included in the annual report, which is available upon request. Prior to 2002, the Company’s financial statements were audited by another independent auditor, which has ceased operations.

The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.

Mid-Term Bond Fund

	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$0.94	$0.96	$0.98	$0.91	$0.85
Income From Investment Operations:
Net Investment Income	0.03	0.02	0.03	0.03	0.03
Net Realized and Unrealized Gains or (Losses) on Securities	(0.02)	(0.01)	—	0.07	0.06
Total From Investment Operations	0.01	0.01	0.03	0.10	0.09
Less Dividend Distributions:
From net investment income	(0.03)	(0.03)	(0.04)	(0.03)	(0.03)
From capital gains	—	—	(0.01)	—	—
Total Distributions	(0.03)	(0.03)	(0.05)	(0.03)	(0.03)
Net Asset Value, End of Year	$0.92	$0.94	$0.96	$0.98	$0.91
Total Return(b)	0.77%	2.26%	2.76%	9.66%	10.44%
Net Assets, End of Year ($ millions)	$71	$73	$75	$88	$44
Ratio of Net Investment Income to Average Net Assets	3.30%	3.25%	3.23%	4.11%	5.16%
Ratio of Expenses to Average Net Assets Before Expense Reimbursement	0.66%	0.65%	0.64%	0.62%	0.68%
Ratio of Expenses to Average Net Assets After Expense Reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio Turnover Rate(a)	21.99%	27.23%	41.55%	106.79%	6.38%

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on page ).

Investment Company
Mutual of America Investment Corporation

Investment Adviser
Mutual of America Capital Management Corporation

Fund Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP

Custodian
JPMorgan Chase Bank

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

You May Obtain More Information

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits which are incorporated by reference and are legally a part of this Prospectus. You may examine and copy the Registration Statement at the Commission’s Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its funds. We incorporate the SAI into this Prospectus by reference.

Semi-annual and Annual Reports. Additional information about the Fund’s investments is available in the Investment Company’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Obtain the SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company’s most recent annual and semi-annual financial statements, by:

•	writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839, or

•	calling 1-800-468-3785 and asking for Mutual of America Investment Corporation.

You may obtain the SAI and the Investment Company’s annual and semi-annual reports free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company’s Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission’s Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov., or by writing to the Commission’s Public Reference Section, Washington, DC 20549-6009.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company.

Intended Use. This prospectus is intended to be used in connection with variable annuity and variable life insurance products issued by Mutual of America Life Insurance Company, and also in connection with certain variable products issued by its former subsidiary company, The American Life Insurance Company of New York.

Investment Company Act of 1940 Act File Number 811-5084

Prospectus dated May 1, 2006

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com